UNITED STATES
     SECURITIES AND EXCHANGE COMMISSION
            Washington, D.C. 20549

                  Schedule 14A

     Proxy Statement Pursuant to Section 14 (a)
       of the Securities Exchange Act of 1934
                (Amendment No.      )


Filed by the Registrant  / X /

Filed by a Party other than the Registrant  /   /

Check the appropriate box:

/   /  Preliminary Proxy Statement
/   /  Confidential, for Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))
/ X /  Definitive Proxy Statement
/   /  Definitive Additional Materials
/   /  Soliciting Material Pursuant to Sec. 240.14a-12



                      ADVANCE CAPITAL I, INC.
---------------------------------------------------------------------------
            (Name of Registrant as Specified in Its Charter)


---------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
/ X /  No fee required.
/   /  Fee computed per Exchange Act Rules 14a-6(i)(1) and 0-11.
/   /  Fee paid previously with preliminary materials.
/   /  Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, of the Form or Schedule and the date of its filing.

                          ADVANCE CAPITAL I, INC.

                 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        To Be Held on August 7, 2009

       The Annual Meeting of Shareholders of ADVANCE CAPITAL I, INC. (the "Company"), will be held at the Sheraton Detroit Novi, 21111 Haggerty Road, Novi, Michigan 48375, on August 7, 2009, at 10:00 A.M.
(Eastern Daylight Time). The following matters will be acted upon at that time:

1. To elect five directors to hold office until the next Annual Meeting of Shareholders or until their successors have been elected and qualified;
2. To ratify the selection of Cohen Fund Audit Services, Ltd. as independent registered public accountants of the Company for the fiscal year ending December 31, 2009;
3. To transact such other business as may properly come before the meeting and any adjournments thereof.

       Shareholders of record at the close of business on May 29, 2009, are entitled to notice of and to vote at the meeting.


                                          By Order of the Board of Directors

                                              Kathy J. Harkleroad, Secretary

One Towne Square, Suite 444
Southfield, Michigan 48076
June 15, 2009

------------------------------------------------------------------------------
                            YOUR VOTE IS IMPORTANT
IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. SHAREHOLDERS ARE URGED TO DESIGNATE THEIR CHOICES ON EACH OF THE MATTERS TO BE ACTED UPON AND TO SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE POSTAGE PAID ENVELOPE PROVIDED. IF YOU GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED IN FAVOR OF THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT.


Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on August 7, 2009:

* The Proxy Statement and the Company's Annual Report to Shareholders for 2008 are available on the Company's website at http://www.acfunds.com.
* You are invited to attend the meeting in person and if you do, you may cast your vote in person at the meeting.

                               ADVANCE CAPITAL I, INC.
                             One Towne Square, Suite 444
                              Southfield, Michigan 48076

                                    PROXY STATEMENT
                         FOR THE ANNUAL MEETING OF SHAREHOLDERS
                              TO BE HELD ON AUGUST 7, 2009

                                    INTRODUCTION
       This proxy statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Advance Capital I, Inc. (the "Company") of proxies to be voted at the Annual Meeting of Shareholders (the "Meeting") of the Company to be held at the Sheraton Detroit Novi, 21111 Haggerty Road, Novi, Michigan 48375, on August 7, 2009 at 10:00 A.M. (Eastern Daylight Time), and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The approximate date on which this Proxy Statement and form of proxy are first being mailed to shareholders is June 15, 2009.

       The costs of soliciting proxies, which are estimated to be $7,500, will be borne by the Company. In addition, certain officers and directors of the Company and of Advance Capital Management, Inc., the Company's investment adviser (none of whom will receive additional compensation thereof) may solicit proxies in person, by telephone or mail. Upon request, any shareholder may obtain a copy of the latest Annual and Semi-Annual Reports, without charge, by mailing such request to: Advance Capital I, Inc., Attention: Ms. Kathy Harkleroad, Secretary, One Towne Square, Suite 444, Southfield, Michigan 48076 or by calling (800) 345-4783.

       All shares represented by the enclosed proxy will be voted in the manner specified therein, and if no specification is made, such shares will be voted for the nominees for directors hereinafter listed and for Proposal 2. If you withhold your vote with respect to the election of directors, your shares will be counted for purposes of determining a quorum. Withheld votes will be excluded from the vote on the election of directors and will therefore have no effect on the election. The Company will include shares held of record by a broker-dealer as to which voting authority has been granted in the tabulation of shares present at the Meeting for purposes of determining whether a quorum exists. Proxies that are returned and marked "abstain" or on which a broker-dealer has declined to vote ("broker non-votes") will be counted as present for purposes of determining whether a quorum exists, but will not be counted as votes cast. Therefore, abstentions and broker non-votes will not have an effect on the vote on Proposals 1 and 2. Shareholders of record at the close of business on May 29, 2009 (the "Record Date"), are entitled to notice of and to vote at the Meeting. Execution of the enclosed proxy will not affect a shareholder's right to attend the Meeting and vote in person, and a shareholder giving a proxy has the power to revoke it (by written notice to the Company at P.O. Box 3144, Southfield, Michigan 48037, execution of a subsequent proxy, or oral revocation at the Meeting) at any time before it is exercised.

       The shareholders being solicited with this proxy statement who are entitled to vote on the proposals described herein are outlined in the following table.

                                                              Proposal 2
                                                              Ratification
                                            Proposal 1        of Independent
                                            Election          Registered
                                              of              Public
Fund                                        Directors         Accountants
-----------------------------------------------------------------------------
Retirement Income Fund......................   Yes                Yes
Balanced Fund...............................   Yes                Yes
Core Equity Fund............................   Yes                Yes
Equity Growth Fund..........................   Yes                Yes



                         VOTING SECURITIES AND PRINCIPAL HOLDERS

Shares Outstanding and Record Date

       Each Company share and each fractional share outstanding at the close of business on May 29, 2009 (the "Record Date") is entitled to one vote for each full share held and a fractional vote for each fractional share held on each matter. As of the Record Date, the Funds have issued and outstanding shares entitled to vote at the Meeting as follows (rounded to the nearest whole share):

Fund                       Retail Shares  Institutional Shares  Total Shares
-----------------------------------------------------------------------------
Retirement Income Fund....    42,320,669               203,746    42,524,415
Balanced Fund.............    14,920,795                 9,924    14,930,719
Core Equity Fund..........     1,206,098                43,422     1,249,520
Equity Growth Fund........     5,752,317                 7,095     5,759,412



Stock Ownership

       Both classes of all Funds will vote together for the election of directors and on Proposal 2. As of the Record Date, the following shareholders were known to own 5% or more of the outstanding Retail Shares and 5% or more of the outstanding Institutional Shares of the Funds (rounded to the nearest whole share):

                                                       Amount
                                                       and Nature       Percent
                            Name and Address of        of Beneficial    of
Title of Class              Beneficial Owner           Ownership*       Class
-------------------------------------------------------------------------------
Retirement Income Fund      Fifth Third Bank Trustee         137,512     67.49%
Institutional Shares        FBO: Parsch & Co.
                            P.O. Box 3385
                            Cincinnati, OH 45263

                            Carey and Company                 66,234     32.51%
                            7 Easton Oval EA4E70
                            Columbus, OH 43219

                                                       Amount
                                                       and Nature       Percent
                            Name and Address of        of Beneficial    of
Title of Class              Beneficial Owner           Ownership*       Class
-------------------------------------------------------------------------------
Balanced Fund               Carey and Company                  9,917     99.92%
Institutional Shares        7 Easton Oval EA4E70
                            Columbus, OH 43219

Core Equity Fund            Charlotte J. Hodges TOD           21,708     49.99%
Institutional Shares        240 Tuckahoe Lane
                            Memphis, TN 38117

                            Fred J. Hodges, TOD               21,708     49.99%
                            240 Tuckahoe Lane
                            Memphis, TN 38117

Core Equity Fund            Fifth Third Bank Trustee          91,364      7.58%
Retail Shares               FBO: Parsch & Co.
                            P.O. Box 3385
                            Cincinnati, OH 45263

                            Robert J. Cappelli                60,509      5.02%
                            11 Boulder Lane
                            Bloomfield Hills, MI 48304

Equity Growth Fund          Plan Advisory Committee Ttee       6,199     87.37%
Institutional Shares        Anesthesiology Association of
                            Wisconsin MPP FBO Eric Nelson M.D.
                            4531 North Frederick Avenue
                            Whitefish Bay, WI 53211

                            Ameritrade Inc.                      896     12.63%
                            P.O. Box 2226
                            Omaha, NE 68103
_____
* The beneficial owner has sole voting and investment powers over all shares shown in the table.

       The following table presents information regarding beneficial ownership of each Fund's Retail Shares by each member of the Board of Directors of the Company, by the executive officers of the Company, and by all directors and executive officers of the Company as a group as of the Record Date (rounded to the nearest whole share). On the Record Date, none of the officers or directors owned any Institutional Shares.

                                                         Amount of
                                                     Retail Shares   Percentage
Name of Beneficial Owner                        Beneficially Owned*       Owned
-------------------------------------------------------------------------------
Joseph A. Ahern
  Balanced Fund Retail Shares.......................        3,578       **
  Core Equity Fund Retail Shares....................        4,462       **
  Equity Growth Fund Retail Shares..................        7,050       **
Janice E. Loichle
  Balanced Fund Retail Shares.......................        3,345       **
  Equity Growth Fund Retail Shares..................       28,550       **
Thomas L. Saeli
  Balanced Fund Retail Shares.......................        3,517       **
  Equity Growth Fund Retail Shares..................       10,634       **
Robert J. Cappelli
  Core Equity Fund Retail Shares....................       60,509       5.02%
  Equity Growth Fund Retail Shares..................       38,795       **
  Retirement Income Fund Retail Shares..............       94,457       **
Christopher M. Kostiz
  Core Equity Fund Retail Shares....................        4,048       **
  Equity Growth Fund Retail Shares..................        4,751       **
Julie A. Katynski
  Equity Growth Fund Retail Shares..................          742       **
  Retirement Income Fund Retail Shares..............        1,447       **
All executive officers and directors as a group
  Balanced Fund Retail Shares.......................       10,440       **
  Core Equity Fund Retail Shares....................       69,019       5.72%
  Equity Growth Fund Retail Shares..................       90,522       1.62%
  Retirement Income Fund Retail Shares..............       95,904       **
_____
* Includes shares beneficially owned by the named individual's spouse and/or minor children, as to which the named individual shares investment and voting powers as follows: Mr. Ahern--3,578 shares of Balanced Fund and 7,050 shares of Equity Growth Fund; Ms. Loichle--3,342 shares of Equity Growth Fund;
Mr. Saeli--812 shares of Equity Growth Fund and Mr. Cappelli--15,691 shares of Equity Growth Fund and 87,205 shares of Retirement Income Fund. With respect to the remaining amount of shares listed, the named individual has sole voting and investment powers.
**  Less than one percent.

                                PROPOSAL 1:
                           ELECTION OF DIRECTORS

       The Board has the overall responsibility for establishing broad corporate policies and for overseeing the overall performance of the Company. However, it is not involved in the day-to-day operating details. Members of the Board are kept informed of the business of the Company by participating in quarterly Board meetings where previously furnished detailed analyses and reports are reviewed and discussed by the Company's President and other officers. Each Board member oversees all four portfolios of Advance
Capital I, Inc.

       The Board meetings are regularly scheduled for the fourth Friday of the months of January, April, July and October. There were four regular meetings and three special meetings held during 2008, and all directors were present at all meetings. The Company has no policy with regard to Board attendance at annual meetings. All directors attended the 2008 Annual Shareholder Meeting.

       At the Meeting, five directors will be elected to hold office until the next annual meeting of shareholders or until their successors are elected and qualified. In accordance with the Maryland General Corporation Law, directors are elected by a plurality of the votes of the shares present in person or represented by proxy at the Meeting. This means that the director nominees receiving the highest number of "FOR" votes will be elected as directors. All of the nominees for election as directors have been previously elected by the shareholders and are currently serving as directors. Mr. Johnson is not seeking re-election according to the terms of a retirement policy adopted by the independent Directors.

       All of the nominees have consented to serve, if elected, and no circumstances now known will prevent any of the nominees from serving. If any nominee should be unable or unwilling to serve, the persons named in the proxy will exercise their voting power in favor of such other person or persons as the Board of Directors of the Company may recommend. Certain information concerning nominees is set forth below. The business address of each director is One Towne Square, Suite 444, Southfield, MI 48076. There is no set term of office for directors; however, the Bylaws of the Company provide that no individual may stand for election or re-election as a director, or be appointed to fill a vacancy on the Board, if he or she has attained 70 years of age.


Nominees who are currently "not-interested" directors


                                                                              Number
                                                                              of
                                                                              Portfolios
                                                                              in Fund      Other
                                                                              Complex      Director-
                                                                              Overseen     ships
                                                                              by           Held by
                                      Term of                                 Director     Director
                    Position(s)       Office and                              or           or
Name, Age           Held              Length of       Principal               Nominee      Nominee
and                 With              Time            Occupation(s) During    for          for
Address(1)          Fund              Served          Past 5 Years            Director     Director(2)
----------------------------------------------------------------------------------------------------------------------------------
Joseph A.           Director,         Director        Attorney; President;       4         None
Ahern, 51           Chairman          since 1995;     Ahern Fleury since
                                      Chairman        March 2009; Attorney;
                                      since 2005      President and
                                                      Shareholder; Stark,
                                                      Reagan, P.C., from
                                                      prior to 2004 to March
                                                      2009 (attorneys)

Susan E.             Director         Since 2008      President, St. John        4         None
Burns, 47                                             Health Foundation
                                                      since July 2008;
                                                      President, Wayne State
                                                      University Foundation
                                                      and Vice President,
                                                      Development and
                                                      Alumni Affairs from
                                                      prior to 2003 until July
                                                      2008

Janice E.            Director          Since 2001     Retired.  Former Vice-     4         None
Loichle, 61                                           President, Chief
                                                      Integration Officer and
                                                      Chief of Local
                                                      Exchange Operations,
                                                      XO Communication,
                                                      Inc.; President,
                                                      NEXTLINK Solutions
                                                      (Telecommunications)

Thomas L.             Director          Since 2000    Chief Executive            4         None
Saeli, 52                                             Officer, Noble
                                                      International, Ltd.
                                                      March 2006  to April
                                                      2009 (automotive
                                                      supplier); Vice-
                                                      President - Corporate
                                                      Development, Lear
                                                      Corporation, from prior
                                                      to 2003 until March
                                                      2006 (automotive
                                                      supplier)



Nominee who is currently an "interested" director(3)


                                                                              Number
                                                                              of
                                                                              Portfolios
                                                                              in Fund      Other
                                                                              Complex      Director-
                                                                              Overseen     ships
                                                                              by           Held by
                                      Term of                                 Director     Director
                    Position(s)       Office and                              or           or
Name, Age           Held              Length of       Principal               Nominee      Nominee
and                 With              Time            Occupation(s) During    for          for
Address(1)          Fund              Served          Past 5 Years            Director     Director(2)
------------------------------------------------------------------------------------------------------
Robert J.           Director,         Director        President and              4         None
Cappelli, 57        President         since 2004;     Treasurer, Advance
                    and               President       Capital I, Inc.;
                    Treasurer         since 2004;     President and
                                      Treasurer       Treasurer, Advance
                                      since 1987      Capital Group, Inc.


_______
(1) The business address of each director is One Towne Square, Suite 444, Southfield, MI 48076.
(2) This column includes only directorships of companies required to register or file reports with the Commission under the Securities Exchange Act of 1934(that is, "public companies") or other investment companies registered under the 1940 Act.
(3) Mr. Cappelli is an "interested" director because he is a shareholder, director and officer of Advance Capital Management, Inc., the investment adviser to the Advance Capital I, Inc. Funds.

    Mr. Cappelli is also a director and officer of Advance Capital Services, Inc., the distributor for the Advance Capital I, Inc. Funds and of Advance Capital Group, Inc., the transfer agent for the Advance Capital I, Inc. Funds.

    The Company knows of no arrangements or understandings between a director or officer and any other person pursuant to which said person has been selected as a director or officer. There is no family relationship between any of the directors and any of the officers of the Company.


Ownership of Advance Capital I, Inc. Shares
    The following table provides information regarding shares of equity securities of the Funds beneficially owned, directly or indirectly, by the current directors of the Company as of the Record Date, by dollar range. "Beneficial ownership" is defined under Section 13(d) of the Securities Exchange Act of 1934, as amended.

                                                               Aggregate
                                                               Dollar
                                                               Range of Equity
                                                               Securities in
                                                               All Funds
                                                               Overseen or to
                                                               be Overseen by
                         Dollar Range of Equity                Director in the
                         Securities held in each               Advance Capital
Name of Director         Advance Capital I, Inc. Fund          Family of Funds
-------------------------------------------------------------------------------
"Not Interested" Directors:
---------------------------
Joseph A. Ahern          Balanced...........$10,001 - $50,000  Over $100,000
                         Core Equity........$10,001 - $50,000
                         Equity Growth......Over $100,000
                         Retirement Income..None
Susan E. Burns           Balanced...........None               None
                         Core Equity........None
                         Equity Growth......None
                         Retirement Income..None
Janice E. Loichle        Balanced...........$10,001 - $50,000  Over $100,000
                         Core Equity........None
                         Equity Growth......Over $100,000
                         Retirement Income..None
Thomas L. Saeli          Balanced...........$10,001 - $50,000  Over $100,000
                         Core Equity........None
                         Equity Growth......Over $100,000
                         Retirement Income..None

"Interested" Director:
----------------------
Robert J. Cappelli       Balanced...........None               Over $100,000
                         Core Equity........Over $100,000
                         Equity Growth......Over $100,000
                         Retirement Income..Over $100,000


       None of the "not interested" directors of the Company have any beneficial ownership of ACM, ACS or ACG (the Company's investment adviser, distributor and transfer agent/administrator, respectively).


Compensation of Directors and Executive Officers

       The officers of the Company receive no compensation from the Funds for their service as officers. Certain officers and directors of the Company are also officers and directors of Advance Capital Management, Inc. ("Management"), the Company's investment adviser, Advance Capital Services, Inc. ("Services"), the Company's distributor of fund shares and/or Advance Capital Group, Inc. ("Group"), the Company's administrator, transfer agent and dividend disbursing agent. Group and its subsidiaries pay the salaries of the Company's officers.

       Robert J. Cappelli is President of the Company and a director. He receives no compensation from the Company for his service as a director.

       Joseph A. Ahern was appointed to serve as the Independent Chairman effective July 30, 2005. The Independent Chairman acts as the key liaison with the Chief Executive Officer ("CEO") and the Chief Compliance Officer ("CCO"), assists in setting the Board agenda, chairs the executive sessions and communicates the independent Board of Directors member feedback to the CEO and CCO. During the year ended December 31, 2008, the Board of Directors met seven times. The independent directors met four times during the year without the presence of management, "interested" directors or employees of the Company to discuss various matters related to oversight of the Company, the management of the Board affairs and the CEO and CCO's performance. Only the independent directors received compensation from the Company for their service as directors. Directors were also reimbursed for expenses incurred in attending the meetings. The Company did not offer its directors any pension or retirement benefits, or any other similar long-term incentive compensation or benefits, during or prior to the year ended December 31, 2008.

       The following table provides information regarding the compensation of the independent directors for the year ended December 31, 2008. The directors approved an increase in compensation effective July 2008 to $16,400 per year, with an additional $8,200 to be paid to the Chairman. At the May, 2009 Board meeting, the independent directors agreed to maintain the same compensation approved in 2008 for 2009.



                                Quarterly    Total Compensation
Name                               Fee        from the Company
------------------------------  -----------  ---------------------
Joseph A. Ahern (Chairman).......  $6,150           $24,113
Susan Burns......................   4,100             8,200
Janice E. Loichle................   4,100            16,075
Thomas L. Saeli..................   4,100            16,075

       The Advance Capital I, Inc. Funds do not pay any other compensation or any pension (retirement) benefits to any directors or officers.


Committees of the Board

       The Board has designated an Audit Committee comprised of the directors who are "not-interested" persons of the Company (as that term is defined in the Investment Company Act of 1940), which includes Thomas Saeli, Janice Loichle, Joseph Ahern and Susan Burns. Mr. Saeli serves as the Committee's Chairman. During 2008, the Audit Committee met twice. The Audit Committee provides oversight regarding the accounting and financial reporting policies and practices, systems of internal controls and independent audit of the Funds, among other duties set forth in the Committee's charter. A copy of the current Audit Committee Charter is available on the Company's website at http://www.acfunds.com.

       The Company's Board of Directors has determined that independent directors Loichle and Saeli qualify as "audit committee financial experts." The designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without this designation. Similarly, the designation does not affect the duties, obligations, or liability of any other members of the Audit Committee or Board of Directors.

       The Board has not established a Nominating Committee, but the directors who are "not-interested" persons of the Company (as that term is defined in the Investment Company Act of 1940), as a group, function in all respects as one. The "not-interested" directors identify, evaluate and nominate candidates for election. The Board has not adopted a charter governing the nominating process. However, in evaluating and determining whether to recommend a person as a candidate for election as a director, the Board considers the following qualifications: relevant management and/or industry experience; high personal and professional ethics; integrity and values; a commitment to representing the long-term interests of our shareholders; independence and an ability and willingness to devote sufficient time to carrying out their duties and responsibilities as directors.

       The Board will consider nominee candidates properly submitted by shareholders, under the criteria summarized above. The deadlines and procedures for shareholder submissions of director nominees are described under "Shareholder Proposals". The Board will evaluate nominee candidates recommended by shareholders on the same basis as it considers and evaluates candidates recommended by other sources.

       The Board has not established a Compensation Committee. The Board has determined that such a committee is not necessary since only the "not interested" directors receive compensation from the Company in the form of directors' fees. See "Compensation of Directors and Executive Officers" for additional information.


               THE BOARD RECOMMENDS THAT YOU VOTE FOR ALL NOMINEES.

                               PROPOSAL 2:
              RATIFY THE SELECTION OF INDEPENDENT REGISTERED PUBLIC
                               ACCOUNTANTS

Change in Independent Registered Public Accounting Firm

       The members of the Audit Committee of the Board, all of whom are "not-interested" persons of Company (as that term is defined in the Investment Company Act of 1940) approved the dismissal of PricewaterhouseCoopers LLP ("PwC") as the independent registered public accounting firm for the Company, effective on May 14, 2009. The reports of PwC on the financial statements of the Company as of and for the years ended December 31, 2007 and December 31, 2008 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle. During the years ended December 31, 2007 and

December 31, 2008 and through May 14, 2009, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the Company's financial statements for such years.

       During the years ended December 31, 2007 and December 31, 2008 and through May 14, 2009, there were no "reportable events" with respect to the Company as that term is defined in Item 304(a)(1)(v) of Regulations S-K, except as noted in the following paragraph.

       Subsequent to the filing of the Funds' Form N-SAR for the year ended December 31, 2007, the Funds' financial statements were restated and, as a result, PwC noted a control deficiency that they determined to be a material weakness in the Funds' internal control over financial reporting. The Funds' policies and procedures relating to the fair valuation of securities purchased with cash collateral from securities lending were not effective in appropriately determining the value of these securities in conformity with accounting principles generally accepted in the United States of America.
This material weakness, and the Company's remediation of this material weakness, are described in Item 77B of the Company's amended Form NSAR-B for the year ended December 31, 2007.

       The Company has authorized PwC to respond fully to the inquiries of the successor accountant regarding this matter.

Engagement of New Independent Registered Public Accounting Firm

       On May 14, 2009, the Company's Audit Committee engaged the firm Cohen Fund Audit Services, Ltd. ("Cohen") to serve as its independent registered public accountant for the fiscal year ending December 31, 2009, subject to the ratification by the Company's shareholders at the Meeting. Cohen has no direct financial interest or material indirect financial interest in the Company. At no time preceding the engagement of Cohen did the Funds' management consult Cohen regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds' financial statements, or (ii) any matter that was either the subject of a disagreement or a reportable event, as such terms are defined in Item 304 of regulation S-K. Representatives of Cohen are not expected to attend the Meeting, but a representative would have an opportunity to make a statement if he or she chose to attend. A representative of Cohen is expected to be available by phone to respond to any appropriate questions.

Audit and Tax Fees

       The Board authorized all services performed by PwC for the Company during 2008. In addition, the Board annually reviews the scope of services to be provided by PwC and considers the effect, if any, that performance of any non-audit services might have on audit independence. During 2008, PwC did not furnish any audit or non-audit services to the Company's investment adviser or to any entity controlling, controlled by or under common control with the adviser that provided ongoing services to the Company.

       The following table sets forth, for the two most recent years, the fees paid to PwC by the Company for all audit and non-audit services provided to the Company and the Funds. Audit Fees are for the audit of the Funds' annual financial statements included in the Funds' reports to shareholders and in connection with regulatory filings or engagements. (Audit-Related Fees include services that are reasonably linked to the performance of the audit of the Funds' financial statements and are not included in Audit Fees.) Tax Fees include tax compliance, tax advice and tax planning. Such services include review of excise distribution calculations, preparation of the Funds' federal, state and excise tax returns and routine tax consulting.

All Other Fees are for other products and services provided by PwC.


                             2008              2007
-----------------------   ------------   ---------------
Audit Fees.............     $270,000          $53,000
Audit-Related Fees.....            0                0
Tax Fees...............       50,500           10,300
All Other Fees.........            0                0


Pre-Approval Policy and Procedures

       The Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services performed by the Company's independent registered public accountant, as well as fees associated with such services, in order to assure that the provision of such services does not impair the accountant's independence. Unless a service to be provided has received general pre-approval, such service and related fees require specific pre-approval by the Audit Committee. Any proposed service exceeding pre-approved costs also requires specific pre-approval. The term of any pre-approval is twelve months from the date of pre-approval, unless the Audit Committee specifically provides for a different period or revokes a prior pre-approval. The Audit Committee has delegated pre-approval authority to the Chairman of the Audit Committee for time-sensitive services.


Required Vote

       The affirmative vote of a majority of all shares of all Funds present and voting at the Meeting, voting as a single group, is required to ratify the selection of Cohen. Both classes of all Funds will vote together on Proposal 2.


              THE BOARD RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF
                 THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS.


                               OTHER INFORMATION

Officers of the Company

       The following table provides information with respect to the current officers of the Company. Each officer is elected by the Board of Directors and serves until his or her successor is chosen or until his or her resignation or removal by the Board. The business address of all officers is One Towne
Square, Suite 444, Southfield, MI 48076.


                                                                              Number
                                                                              of
                                                                              Portfolios
                                                                              in Fund      Other
                                                                              Complex      Director-
                                                                              Overseen     ships
                                                                              by           Held by
                                      Term of                                 Director     Director
                    Position(s)       Office and                              or           or
Name, Age           Held              Length of       Principal               Nominee      Nominee
and                 With              Time            Occupation(s) During    for          for
Address(1)          Fund              Served          Past 5 Years            Director     Director(2)
------------------------------------------------------------------------------------------------------
Robert J.           President;         Since 2004     President and               4          None
Cappelli, 57        Treasurer          Since 1987     Treasurer of Advance
                                                      Capital I, Inc., and
                                                      Advance Capital
                                                      Group, Inc.  Vice
                                                      President and
                                                      Treasurer of Advance
                                                      Capital Services, Inc.
                                                      and Advance Capital
                                                      Management, Inc.

Kathy J.             Vice              Since 1996     Vice President, Chief       4          None
Harkleroad, 56       President,                       Compliance Officer
                     Chief                            and Secretary,
                     Compliance                       Advance Capital
                     Officer and                      Group, Inc.;
                     Secretary                        Marketing Director,
                                                      Advance Capital
                                                      Services, Inc.

Julie                Vice              Since 2003     Vice President,             4          None
Katynski, 43         President and                    Assistant Secretary and
                     Assistant                        Controller, Advance
                     Secretary                        Capital Group, Inc.

Christopher          Vice              Since 2003     Vice President              4          None
Kostiz, 41           President                        Advance Capital I, Inc.
                                                      President and Senior
                                                      Portfolio Manager,
                                                      Advance Capital
                                                      Management, Inc.


Investment Adviser, Distributor and Administrator

       ACM is an investment adviser registered with the Securities and Exchange Commission and is a wholly-owned subsidiary of ACG. ACS is the Company's distributor for the Funds. ACS is a broker-dealer registered with the Securities and Exchange Commission and is a member of the Financial Industry Regulatory Authority ("FINRA"). ACS is also a wholly-owned subsidiary of ACG. ACG is the Company's administrator, transfer agent and dividend disbursing agent. The address for all three companies and their officers is One Towne Square, Suite 444, Southfield, Michigan, 48076.

       T. Rowe Price Associates, Inc. is a Maryland corporation that serves as a sub-adviser to the Company with respect to the Equity Growth Fund and the equity portion of the Balanced Fund. Its principal office is located at 100 East Pratt Street, Baltimore, MD 21202.

       Seizert Capital Partners, LLC is a Michigan corporation that serves as a sub-adviser to the Company with respect to the Core Equity Fund. Its principal office is located at 185 West Oakland Avenue, Suite 100, Birmingham, MI 48009.

       Prior to March 30, 2007, the owners of ACG and the directors and officers of ACM and ACS were the same three individuals, Raymond A. Rathka, John C. Shoemaker, and Robert J. Cappelli. As of March 30, 2007, these original owners extended the ownership of ACG to its employees, making the first contribution to an employee stock ownership plan (ESOP). Additional contributions to the ESOP are expected to be made annually. The following chart shows the ownership and control of these three firms and of the Company.


                  Advance        Advance         Advance
                  Capital        Capital         Capital        Advance
                  Group,         Services,       Management,    Capital I,
Position          Inc.           Inc.            Inc.           Inc.
-------------------------------------------------------------------------------
Owners..........  Cappelli      ACG             ACG             Shareholders
                  Rathka
                  Shoemaker
                  ESOP
Directors........ Cappelli	Cappelli	Cappelli	Ahern
                  Rathka        Rathka          Rathka          Burns
                  Shoemaker	Shoemaker	Shoemaker	Cappelli
                                                                Loichle
                                                                Saeli
President........ Cappelli      Theisen         Kostiz          Cappelli
Vice President... Harkleroad	Cappelli	Cappelli	Harkleroad
	          Katynski      Harkleroad      Harkleroad      Katynski
                                Katynski        Katynski        Kostiz
Treasurer........ Cappelli      Cappelli        Cappelli        Cappelli
CCO.............. Harkleroad    Harkleroad      Harkleroad      Harkleroad
Secretary........ Harkleroad    Harkleroad      Harkleroad      Harkleroad
Asst. Secretary.. Katynski      Katynski        Katynski        Katynski

Shareholder Proposals

       Proposals to be considered for inclusion in the proxy materials for the 2010 annual meeting must be received by February 15, 2010. In addition, the Company's Bylaws provide that if any shareholder intends to propose at the annual meeting a nominee for director or the adoption or approval of any other matter by the shareholders, other than matters included in the proxy statement in accordance with the foregoing sentence, the proponent must give written notice no later than March 17, 2010.

Shareholder Communications

       To communicate with the Board of Directors or an individual director, a shareholder should send a written communication to the Company's principal office at One Towne Square, Suite 444, Southfield, Michigan 48076, addressed to the Board of Directors or an individual director and the Secretary of the Company. The Secretary of the Company will direct the correspondence to the appropriate parties.

Delivery of Documents to Shareholders Sharing an Address

       Only one proxy statement is being delivered to multiple shareholders sharing an address unless the Company has received contrary instructions from one or more of the shareholders. The Company will deliver promptly upon written or oral request a separate copy of the proxy statement to a shareholder at a shared address. In order to request a separate copy or change your preference to receive multiple copies in the future, please write to Advance Capital I, Inc. at One Towne Square, Suite 444, Southfield, Michigan 48076 or call Advance Capital I, Inc. at (800) 345-4783.

Financial Statements

       The Statement of Assets and Liabilities and the Schedule of Portfolio of Investments as of December 31, 2008, and the Statement of Operations of the Company for the year ended December 31, 2008, reported on by PwC, are contained in the Annual Report of the Company which has been previously distributed to all shareholders. Upon request, any shareholder may obtain a copy of the latest Annual and Semi-Annual Reports by mailing such request directly to:
Advance Capital I, Inc., Attention: Ms. Kathy J. Harkleroad, Secretary, One Towne Square, Suite 444, Southfield, Michigan 48076 or by calling
(800) 345-4783. Any copies requested will be mailed no later than the following business day by first-class U.S. mail.

Other Business

       Management of the Company knows of no other business that may come before the Meeting. However, if any additional matters are properly presented at the Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.


If you have any questions with respect to the material in this Proxy Statement, please contact Advance Capital Group, Inc. at (800) 345-4783.


                       By Order of the Board of Directors


                       Kathy J. Harkleroad, Secretary


June 15, 2009

              ADVANCE CAPITAL I, INC.
One Towne Square, Suite 444, Southfield, Michigan 48076

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
(For the shareholders of the Retirement Income Fund, Balanced Fund, Core Equity Fund and Equity Growth Fund)

The undersigned hereby appoints Robert J. Cappelli and Kathy J. Harkleroad as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of common stock of the respective Fund of Advance Capital I, Inc. held of record by the undersigned on May 29, 2009, at the Annual Meeting of Shareholders of the Company to be held on Friday, August 7, 2009, or any adjournment thereof, with respect to the matters set forth below and described in the Notice of Annual Meeting and Proxy Statement dated June 15, 2009.

This Proxy when properly executed will be voted in the manner directed herein by the shareholder. If no direction is made, this proxy will be voted FOR all proposals.

Please sign exactly as name appears hereon. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign partnership name by authorized person. When signing as trustee, please give full title as such.
-------------------------------------------------------------------------------

Acct #   Account Name  Street Address     Fund       Total Shares
------   ------------  --------------     -----      -------------











Dated:                  , 2009               -------------------------------
      ------------------                      Title (If Applicable)

-------------------------------              -------------------------------
Signature			              Signature (If Joint Account)


INSTRUCTIONS:
1. Cast your vote by checking the appropriate boxes below. If you do not check a box, your vote will be cast FOR that proposal.
2.  Sign and date the PROXY.
3. Please return the signed PROXY promptly using the enclosed postage paid envelope, even if you will be attending the meeting.



1.   Election of directors:

FOR all nominees listed below		    WITHHOLD AUTHORITY
   (except as marked          --------      (to vote for all   ---------
    to the contrary)                         nominees listed below)

(Instructions:  To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below)


Joseph A. Ahern        Susan E. Burns       Robert J. Cappelli

          Janice E. Loichle          Thomas L. Saeli


2. Ratify the selection of Cohen Fund Audit Services, Ltd. as independent registered public accountants of the Company.

    FOR             AGAINST              ABSTAIN
       ------              -----                -----


3. I authorize the Proxies, in their discretion, to vote upon such other business as may properly come before this meeting or any adjournment thereof.

    FOR             AGAINST              ABSTAIN
       ------              ------               ------



If you plan to attend the Annual Meeting of Shareholders please indicate the number attending.

NUMBER OF ATTENDEES
                     -----------